SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 21, 2003



                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                       0-24621            22-3591051
----------------------------        -----------------     ------------
(State or other jurisdiction        (SEC File No.)       (IRS Employer
     of incorporation)                                  Identification
                                                            Number)


789 Farnsworth Avenue, Bordentown, NJ.                  08505
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (609)298-0723
                                                    -------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)






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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On October 21, 2003, the Registrant announced that its Board of Directors had declared a semi-annual cash dividend of $.05 per share payable on November 14, 2003, to shareholders of record as of November 4, 2003. In addition, the Registrant issued a corrective press release on that same date.

         For further details, reference is made to the Press Releases dated October 21, 2003, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------


Exhibit 99.1 -- Press Release dated October 21, 2003.
------------

Exhibit 99.2 -- Press Release dated October 21, 2003.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    FARNSWORTH BANCORP, INC.


Date: October 21, 2003                          By: /s/Gary N. Pelehaty
     -------------------------                     --------------------------
                                                    Gary N. Pelehaty
                                                    President and Chief
                                                    Executive Officer






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